Exhibit 99.3

Lincoln Financial Group

December 31, 2008

General Account Supplement

This document is dated February 9, 2009. The data contained in this document may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group

Available For Sale (AFS) by Industry Classifications

Amounts in Millions

	As of 12/31/2008					As of 09/30/2008
AFS - Fixed Maturities	Amortized Cost	Unrealized Gains	Unrealized (Losses)	Fair Value	% Fair Value	Amortized Cost	Unrealized Gains	Unrealized (Losses)	Fair Value	% Fair Value
Corporate
Financial Services	8,564	75	(1,264)	7,375	15.1%	9,044	42	(1,105)	7,981	15.4%
Basic Industry	2,247	15	(353)	1,909	3.9%	2,339	14	(155)	2,198	4.2%
Capital Goods	2,668	34	(222)	2,480	5.1%	2,675	24	(116)	2,583	5.0%
Communications	2,609	44	(222)	2,431	5.0%	2,637	22	(170)	2,489	4.8%
Consumer Cyclical	2,878	33	(460)	2,451	5.0%	2,954	15	(273)	2,696	5.2%
Consumer Non-Cyclical	4,296	88	(206)	4,178	8.5%	4,248	37	(166)	4,119	7.9%
Energy	2,972	48	(246)	2,774	5.7%	2,937	47	(143)	2,841	5.5%
Technology	766	9	(71)	704	1.4%	737	4	(32)	709	1.4%
Transportation	1,237	22	(119)	1,140	2.3%	1,271	25	(72)	1,224	2.4%
Industrial Other	718	16	(38)	696	1.4%	670	7	(22)	665	1.3%
Utilities	8,207	104	(678)	7,633	15.6%	8,344	71	(471)	7,944	15.3%
Asset-Backed Securities (“ABS”)
Collaterized Debt Obligations (“CDO”) / Credit-Linked Notes (“CLN”) [1]	796	7	(630)	173	0.4%	797	7	(460)	344	0.7%
Commercial Real Estate (“CRE”) CDO	60	—	(23)	37	0.1%	61	—	(12)	49	0.1%
Credit Card	165	—	(73)	92	0.2%	165	—	(23)	142	0.3%
Home Equity	1,107	1	(411)	697	1.4%	1,183	1	(316)	868	1.7%
Manufactured Housing	148	2	(28)	122	0.2%	151	4	(9)	146	0.3%
Other	196	1	(18)	179	0.4%	204	1	(9)	196	0.4%
Commercial Mortgage-Backed Securities (“CMBS”)
Non-Agency Backed	2,535	9	(625)	1,919	3.9%	2,588	10	(280)	2,318	4.5%
Collaterized Mortgage Obligations (“CMO”)
Agency Backed	5,068	180	(29)	5,219	10.7%	4,902	50	(54)	4,898	9.4%
Non-Agency Backed	1,996	1	(746)	1,251	2.6%	2,146	—	(568)	1,578	3.0%
Mortgage Pass Throughs
Agency Backed	1,619	55	—	1,674	3.4%	1,756	20	(6)	1,770	3.4%
Non-Agency Backed	141	—	(47)	94	0.2%	147	—	(26)	121	0.2%
Municipals
Taxable	110	4	(1)	113	0.2%	113	4	(1)	116	0.2%
Tax-Exempt	3	—	—	3	—	5	—	—	5	—
Government/Government Agencies
United States	1,148	167	(25)	1,290	2.6%	1,170	91	(14)	1,247	2.4%
Foreign	1,377	97	(135)	1,339	2.7%	1,421	49	(67)	1,403	2.7%
Preferred Stock Redeemable & Hybrids [2]	1,563	6	(607)	962	2.0%	1,546	11	(266)	1,291	2.5%

AFS - Fixed Maturities	55,194	1,018	(7,277)	48,935	100.0%	56,211	556	(4,836)	51,931	100.0%
AFS - Equities	466	9	(187)	288		612	9	(128)	493

Total AFS Securities	55,660	1,027	(7,464)	49,223		56,823	565	(4,964)	52,424

Trading Securities [3]	2,307	255	(229)	2,333		2,363	193	(162)	2,393

Total AFS & Trading Securities	57,967	1,282	(7,693)	51,556		59,186	758	(5,127)	54,817

[1]	Includes amortized cost of $600 million as of 12/31/08 and 9/30/2008 respectively, related to Credit-Linked Notes. For additional information, see “Credit-Linked Notes (CLN)” disclosure starting on page 113 of the 2007 Form 10-K.
[2]	During 4Q08, $1.4 billion amortized cost of Hybrid Preferred Securities were reclassified from the Corporate Bond holdings to this line item. In addition, 3Q08 was restated to reflect the Hybrid reclassification.
[3]	The trading securities support our Modco reinsurance agreements and the investment results are passed directly to the reinsurers.

Lincoln Financial Group

AFS - Exposure to Residential MBS (“RMBS”) and Related Collateral

As of 12/31/2008

Amounts in Millions

	Total		Prime/Agency		Prime/Non-Agency		Alt-A		Subprime
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Type
CMO & Pass Throughs	8,238	8,824	6,819	6,595	912	1,477	507	752	—	—
ABS Home Equity	698	1,108	—	—	—	—	253	363	445	745

Total	8,936	9,932	6,819	6,595	912	1,477	760	1,115	445	745

Rating
AAA	8,222	8,558	6,780	6,556	658	936	484	642	300	424
AA	249	448	20	20	108	184	69	126	52	118
A	134	283	19	18	59	163	38	69	18	33
BBB	174	325	—	—	63	117	47	78	64	130
BB and below	157	318	—	1	24	77	122	200	11	40

Total	8,936	9,932	6,819	6,595	912	1,477	760	1,115	445	745

Origination Year
2004 and prior	4,208	4,396	3,342	3,246	326	423	302	392	238	335
2005	1,456	1,745	904	879	195	281	212	326	145	259
2006	784	1,135	372	359	140	264	210	361	62	151
2007	1,805	1,996	1,518	1,451	251	509	36	36	—	—
2008	683	660	683	660	—	—	—	—	—	—

Total	8,936	9,932	6,819	6,595	912	1,477	760	1,115	445	745

Note:	This table does not include the fair value of trading securities totaling $187 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.

The $187 million in trading securities consisted of $155 million prime, $19 million alt-a, and $13 million subprime.

Lincoln Financial Group

AFS - Asset-Backed Securities - Consumer Loan

As of 12/31/2008

Amounts in Millions

	Total		Credit Card [1]
	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Rating
AAA	77	139	77	139
BBB	15	26	15	26

Total	92	165	92	165

[1] -	Additional indirect credit card exposure through structured securities is excluded from this table. See “Credit-Linked Notes (CLN)” disclosure starting on page 113 of the 2007 Form 10-K.

Note:	This table does not include the fair value of trading securities totaling $1 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $1 million in trading securities consisted of $1 million credit card securities.

Lincoln Financial Group

AFS - Commercial Mortgage-Backed Securities

As of 12/31/2008

Amounts in Millions

	Total		Multiple Property		Single Property		CRE CDOs
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Type
CMBS	1,919	2,535	1,831	2,388	88	147	—	—
CRE CDOs	37	60	—	—	—	—	37	60

Total	1,956	2,595	1,831	2,388	88	147	37	60

Rating
AAA	1,461	1,708	1,386	1,601	56	69	19	38
AA	276	420	275	417	—	—	1	3
A	132	258	86	172	29	67	17	19
BBB	70	168	67	157	3	11	—	—
BB and below	17	41	17	41	—	—	—	—

Total	1,956	2,595	1,831	2,388	88	147	37	60

Origination Year
2004 and prior	1,423	1,680	1,334	1,580	71	78	18	22
2005	266	445	243	369	16	61	7	15
2006	156	286	143	255	1	8	12	23
2007	111	184	111	184	—	—	—	—

Total	1,956	2,595	1,831	2,388	88	147	37	60

Note:	This table does not include the fair value of trading securities totaling $78 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $78 million in trading securities consisted of $77 million CMBS and $1 million CRE CDOs.

Lincoln Financial Group

Commercial Mortgage Loan Portfolio, Net of Reserves

As of 12/31/2008

Amounts in Millions

LNC MORTGAGE LOAN DISTRIBUTION

Property Type	Amt $	%
Office Building	2,625	34%
Industrial	2,004	26%
Retail	1,834	24%
Apartment	725	9%
Hotel/Motel	287	4%
Mixed Use	135	2%
Other Commercial	105	1%

Total	7,715	100%

Geographic Region	Amt $	%
Pacific	2,050	27%
South Atlantic	1,808	23%
East North Central	803	10%
Mountain	743	10%
West South Central	706	9%
Middle Atlantic	514	7%
East South Central	457	6%
West North Central	418	5%
New England	216	3%

Total	7,715	100%

State	Amt $	%
CA	1,614	21%
TX	656	9%
MD	439	6%
FL	341	4%
TN	322	4%
NC	321	4%
AZ	318	4%
VA	311	4%
WA	297	4%
IL	284	3%
GA	250	3%
PA	237	3%
NV	214	3%
OH	202	3%
IN	192	2%
MN	159	2%
MA	159	2%
NJ	146	2%
SC	136	2%
NY	131	2%
All other states below 2%	986	13%

Total	7,715	100%

Lincoln Financial Group

Additional Disclosure of Insured Bonds and Direct Exposure

As of 12/31/2008

Amounts in Millions

Monoline Name	Direct Exposure	Insured Bonds [1]	Total Amortized Cost	Total Unrealized Gain	Total Unrealized (Loss)	Total Fair Value
AMBAC	—	268	268	6	(66)	208
ASSURED GUARANTY LTD	30	—	30	—	(14)	16
FGIC	—	97	97	1	(38)	60
FSA	—	68	68	1	(11)	58
MBIA	12	114	126	2	(31)	97
MGIC	12	7	19	—	(4)	15
PMI GROUP INC	27	—	27	—	(13)	14
RADIAN GROUP INC	19	—	19	—	(11)	8
SECURITY CAPITAL ASSURANCE LTD	1	—	1	—	(1)	—
XL CAPITAL LTD	72	73	145	2	(36)	111

Total	173	627	800	12	(225)	587

[1] -	Additional direct exposure through Credit Default Swaps with a notional totaling $50 million is excluded from this table.
[2] -	Additional indirect insured exposure through structured securities is excluded from this table. See “Credit-Linked Notes (CLN)” disclosure starting on page 113 of the 2007 Form 10-K.

Note:	This table does not include the fair value of trading securities totaling $28 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $28 million in trading securities consisted of $8 million of Direct Exposure and $20 million of Insured Exposure.
This table also excludes insured exposure totaling $15 million for a guaranteed investment tax credit partnership.